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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            TOWER PROPERTIES COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                            TOWER PROPERTIES COMPANY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 09, 2003


         The annual meeting of the stockholders of Tower Properties Company will be held in Suite 1215 in the Commerce Tower, 911 Main Street, Kansas City, Missouri, on April 09, 2003 at ten o'clock a.m., Kansas City Time, for the following purposes:

         1. To elect two members of the Board of Directors to serve until the annual stockholders meeting in 2006.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of Business on February 18, 2003 as the time for which the stockholders of record of Tower Properties Company entitled to notice and to vote at the meeting shall be determined.


                                             By Order of the Board of Directors
                                             ROBERT C. HARVEY, III
                                             Secretary


March 4, 2003


         It is important that your stock be represented at the meeting. You are urged to date, sign and return the enclosed proxy promptly.

                                 PROXY STATEMENT
                            TOWER PROPERTIES COMPANY
                          ANNUAL MEETING APRIL 09, 2003

SOLICITATION:

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of Tower Properties Company (the "Company"), Suite 100, Commerce Tower, 911 Main Street, Kansas City, Missouri 64105, of proxies to be used at the annual meeting of stockholders of the Company to be held April 09, 2003. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by employees of the Company. Brokerage houses, the Company's transfer agent and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so.

         This proxy statement and accompanying proxy will first be sent to stockholders on or about March 4, 2003. Any proxy given pursuant to this solicitation does not affect your right to vote in person at the meeting and may be revoked by the person giving it at any time before it is exercised. PERSONS WHOSE SHARES ARE HELD OF RECORD BY A BROKERAGE HOUSE, BANK OR OTHER NOMINEE AND WHO WISH TO VOTE AT THE MEETING, MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN SUCH PERSON'S NAME.

         Tower Properties Company was incorporated in the State of Missouri on September 29, 1989, as Tower Acquisition Corp. It was formed pursuant to an Agreement and Plan of Merger dated August 7, 1989 ("Agreement"), between Commerce Bancshares, Inc. ("Bancshares") and the former Tower Properties Company ("Old Tower"). Old Tower was merged with Bancshares, and the corporate name of Acquisition was changed to Tower Properties Company ("Company").

VOTING SECURITIES:

         Only stockholders of record at the close of business on February 18, 2003 are entitled to vote at the meeting, and at the close of business on said date there were outstanding 177,523 shares of common stock of the Company. Each holder of common stock is entitled to one vote per share upon all matters and one vote for each director position to be filled. Cumulative voting is not permitted. In the election of directors and on all other matters presented for stockholder vote, abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. The affirmative vote of a majority of the shares present at the meeting in person or proxy is required to elect a nominee as a director and shares not voted for a nominee (whether by abstention, broker non-votes or otherwise) will not count as affirmative votes and will have the same effect as votes against such nominee.


ACTION TO BE TAKEN UNDER THE PROXY:

         The person acting under the accompanying proxy will vote for the election of the nominees for directors, unless the stockholder indicates differently on the proxy. The person acting under said proxies will cast one vote for each share of stock of Company owned by the stockholder for the election of each director whose name is not stricken from the proxy. Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election in his stead, of such other person as the management of the Company may recommend. Each nominee has indicated his willingness to serve, if elected, and it is not anticipated that any nominee will be unable or unwilling to serve if elected to office. The affirmative vote of a majority of the shares represented at the meeting in person or by proxy shall be necessary to elect each director to be elected at the meeting.

                             ELECTION OF DIRECTORS

         The Board of Directors consists of six (6) persons. There are two (2) "Class II" directors who serve until the annual stockholders meeting in 2003; two (2) "Class III" directors who serve until 2004; and two (2) "Class I" directors who serve until 2005. At each annual meeting of stockholders, the directors constituting one class are elected for a three year term.

          Two (2) "Class II" directors will be elected at the 2003 annual meeting and it is intended that shares represented by proxy will, unless contrary instructions are given, be voted in favor of the election of the nominees hereafter named. The proxies cannot be voted for a greater number of persons than the nominees named.

         Should a director be unable to serve his full term, the by-laws provide that the remaining directors then in office, by a majority vote, may elect a successor to serve the unexpired portion of the term of the director whose position shall be vacated.


NAME, AGE AND                                                                   PRINCIPAL OCCUPATION
POSITION WITH                      SERVED AS                                    DURING PAST FIVE YEARS
COMPANY                         DIRECTOR SINCE                                  & OTHER DIRECTORSHIPS
-------                         --------------                                  ---------------------

The following are nominees for election:

Class II directors to serve until annual meeting in 2006.

David W. Kemper                 October 24, 1989                                President and Director
52                                                                              of Commerce Bancshares
                                                                                since 1982. Chairman,
                                                                                President and CEO of
                                                                                Commerce Bancshares
                                                                                since November 1991.
                                                                                Chairman, President and
                                                                                CEO of Commerce Bank, N.A.
                                                                                since December of 1997.
                                                                                Chairman and CEO of Commerce
                                                                                Bank, St. Louis, 1986-1997.
                                                                                Director of Ralcorp Holdings.
                                                                                David W. Kemper is the son of
                                                                                James M. Kemper, Jr.
                                                                                and brother of Jonathan M. Kemper.


Brian D. Everist                October 24, 1989                                President of Intercontinental
52                                                                              Engineering Manufacturing
                                                                                Corp. (heavy manufacturing)
                                                                                since May 1987.



The following directors of the Company will continue after the 2003 annual meeting:


Class III directors to serve until annual meeting in 2004.

Thomas R. Willard               July 15, 1997                                   President of the Company since
48                                                                              July 1997.







Jonathan M. Kemper             October 24, 1989                            Commerce Bank 1982 to present.
49                                                                         Vice-Chairman since January
                                                                           1995.  President from December
                                                                           1985 to January 1995.  Vice
                                                                           Chairman of Commerce Bancshares
                                                                           since November 1991.  Jonathan
                                                                           M. Kemper is the son of James M.
                                                                           Kemper, Jr. and the brother of
                                                                           David W. Kemper.  He is a
                                                                           director of Commerce Bank and
                                                                           Commerce Bancshares.

Class I directors to serve until annual meeting in 2005.

James M. Kemper, Jr.           October 24, 1989                                 Chairman of the Company
81                                                                              and past president.
                                                                                Mr. Kemper was a director
                                                                                of Commerce Bancshares
                                                                                until April 16, 1997.
                                                                                James M. Kemper, Jr. is
                                                                                the father of Jonathan
                                                                                M. Kemper and David W.
                                                                                Kemper.

William E. Quirk               January 1, 2002                                  Employed by the law firm,
52                                                                              Shughart Thomson &
                                                                                Kilroy, P.C. since
                                                                                September 1975.
                                                                                Director and
                                                                                shareholder since
                                                                                February 1979.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

         The following sets out the ownership of those stockholders beneficially owning more than 5% of the outstanding common stock of the Company as of February 18, 2003.

TITLE      NAME AND ADDRESS       AMOUNT AND NATURE     PERCENT
 OF               OF                   OF                  OF
CLASS      BENEFICIAL OWNER     BENEFICIAL OWNERSHIP     CLASS
--------------------------------------------------------------

Common     Commerce Bank (1)           8,449 (1a)       20.30%
           as Fiduciary,               7,585 (1b)
           922 Walnut
           Kansas City, MO



         The following stock ownership pertains to the directors and officers as of February 18, 2003:

Common              James M. Kemper, Jr. (2)(3)      31,923              17.98%
                    David W. Kemper (4)              29,637              16.69%
                    Jonathan M. Kemper (5)           24,154              13.61%
                    Brian D. Everist                    651                .37%
                    Thomas R. Willard       (2)           0                  0%
                    William E. Quirk        (2)           0                  0%
                   All directors and officers        86,365              48.65%
                      as a group (10 persons)

Footnotes:

(1) All stock registered in the name of Commerce Bank is held in a representative capacity, and Commerce Bank has no equitable ownership. Shares reflected under Commerce Bank do not include 49,097 shares in which Commerce Bank in a representative capacity has some voting or investment authority if the same shares are reflected as beneficially owned by James M. Kemper, Jr., David W. Kemper or Jonathan M. Kemper.

         (1a) Commerce Bank has sole voting and sole investment authority.
         (1b) Commerce Bank has shared voting and shared investment authority.

(2) Includes 19,050 shares in trusts under which James M. Kemper, Jr. is co-trustee but has no equitable ownership. Of such shares, he has shared voting and shared investment authority over 13,903 shares and sole voting and sole investment authority over 5,147 shares. Includes 324 shares in a foundation in which Mr. Kemper has voting and investment authority. Also includes 6,000 shares over which Mr. Kemper has unexercised options.

         The rules require disclosure of stock ownership by all directors, even if they do not own any shares.

(3) Includes 6,000 shares which may be acquired pursuant to currently exercisable stock options.

(4) Includes 1,316 shares in trusts under which David W. Kemper is co-trustee with shared voting and investment authority, but no equitable ownership, and includes 8,536 shares in custodial or trust accounts over which David W. Kemper has investment power, but no voting or equitable ownership. Does not include 12,608 shares in trust for benefit of Jonathan M. Kemper, over which Jonathan M. Kemper has sole investment authority and Jonathan M. Kemper and David W. Kemper have shared voting authority. These shares are included in shares beneficially owned by Jonathan M. Kemper. Does not include shares in trust for James M. Kemper, Jr. in which David W. Kemper is co-trustee with no voting or investment authority. These shares are included as shares beneficially owned by James M. Kemper, Jr. Does not include 1,625 shares owned beneficially by his wife.

(5) Includes 11,010 shares in trusts under which Jonathan M. Kemper is co-trustee with shared voting and investment authority but no equitable ownership. Does not include 19,785 shares in trust for benefit of David
         W. Kemper over which David W. Kemper has sole investment authority and David W. Kemper and Jonathan M. Kemper have shared voting authority. These shares are included as shares beneficially owned by David W. Kemper. Does not include 1,625 shares owned beneficially by his wife.


                               EXECUTIVE OFFICERS

                                            Served as         Business Exp.
Name and age          Position            Officer Since       Past 5 Years
----------------------------------------------------------------------------

James M. Kemper, Jr.  Chairman of Board   October 24, 1989    Chairman of Board
81                                                            and past President
                                                              of Company.

Thomas R. Willard     President           July 15, 1997       President of Company
48                                                            since June 1997
                                                              - Officer since
                                                              July 1997. Prior
                                                              thereto, President
                                                              of Bliss Associates Inc.

Robert C. Harvey, III  Vice President/    October 29, 1998    Employee of Company
41                      Secretary         January 19, 1999    since May,
                                                              1998 -- officer
                                                              since October,
                                                              1998. Previously
                                                              Uhlman Company,
                                                              4/97 to 5/98.


Margaret V. Allinder  Vice President/     October 29, 1998   Employee of Company
50                    Asst. Secretary                        since 1971. Assistant
                                                             Secretary since
                                                             1977.



E. Gibson Kerr        Vice President       January 19, 1999  Employee of Company
39                                                           since November
                                                             of 1997. Officer since
                                                             January of 1999.
                                                             Prior to joining
                                                             Company, principal
                                                             with Colliers
                                                             Turley Martin
                                                             (1992- 1997.

Daniel R. Ellerman    Vice President       November 2, 1999  Employee of Company
63                                                           since July of 1987.
                                                             Officer since
                                                             November 1999.





                                      SUMMARY COMPENSATION TABLE

                                                               Long Term Compensation
                                  Annual                           Number of Stock
     Name and                  Compensation                            Options            All Other
Principal Position           Year   /   Salary     Bonus               Granted         Compensation(1)
---------------------------------------------------------------------------------------------------------------

James M. Kemper, Jr          2002     $ 25,000        0                2,000             $  1,200
Chairman and CEO             2001       44,792        0                4,000             $  1,200
                             2000       50,000        0                2,000             $  1,200


Thomas R. Willard            2002      188,587(2)  $20,000 (3)           0                  3,950
President                    2001      182,003      15,000               0                  3,825
                             2000      153,619      15,000               0                  3,675

Robert C. Harvey, III        2002       85,585        0                  0                  1,414
Vice President/Secretary     2001       82,111       2,500               0                  1,453


                                            2000           79,487     2,500         0     1,578

E. Gibson Kerr                              2002          156,379         0         0     3,155
Vice President                              2001          138,989         0         0     2,937
                                            2000          143,147         0         0     2,490

(1)      Amounts paid or accrued under the Company's 401(K) Plan
(2)      Includes 2001 bonus paid in 2002.
(3)      2002 bonus will not be paid until 2003.


                       OPTION GRANTS IN CALENDAR YEAR 2002

The following table sets forth information regarding each stock option granted during calendar year 2002 to the one individual named in the Summary Compensation Table to whom a stock option was granted.

                        Number of     Percent of Total
                          Shares          Options
                        Underlying      Granted to
                         Options         Employees            Exercise
                         Granted         in fiscal             Price          Expiration
Name                       (1)              Year             ($)/Share              Date
---------------------------------------------------------------------------------------------------------
James M. Kemper, Jr.       2,000            100%               $175.00          10/23/07


(1) The options were granted on October 23, 2002, and were exercisable in full beginning on the date of grant.


              AGGREGATED OPTION EXERCISED DURING CALENDAR YEAR 2002
                     AND OPTION VALUES ON DECEMBER 31, 2002

                                                 Number of       Value of
                                                  Shares        Unexercised
                                                Underlying      In-The-Money
                                                Unexercised      Options at
                     Number of                   Options at       12/31/02
                       Shares                    12/31/02      Fiscal Year-End
                     Acquired On    Value       Exercisable/    Exercisable/
Name(1)                Exercise    Realized     Unexercisable   Unexercisable
-----------------------------------------------------------------------------------------

James M. Kemper, Jr.       0          0                6,000       $58,000

(1) No executive officer held stock options at any time during 2002 other than James M. Kemper, Jr.


                                    EQUITY COMPENSATION PLAN INFORMATION

                                    Number of           Weighted average     Number of securities
                                    securities to       exercise price of    remaining available
                                    be issued           outstanding          for future issuance
                                    upon exercise       options, warrants    under equity
                                    of outstanding      and rights           compensation plans
                                    options,                                 (excluding securities
                                    warrants and                             reflected in
                                    rights                                   column (a))
                                    ----------------------------------------------------------------------
                                    (a)                 (b)                  (c)
                                    ----------------------------------------------------------------------

Equity compensation
plans approved by
security holders             0                 0                       0
--------------------------------------------------------------------------------
Equity compensation
plans not approved
by security holders (1)    6,000            $165.33                    0
--------------------------------------------------------------------------------
Total                      6,000            $165.33                    0
--------------------------------------------------------------------------------

(1) The Company granted 2,000 nonqualified stock options to James M. Kemper, Jr., Chairman, in 2002, with an exercise price equal to the stock's market price on the date of the grant ($175.00). In 2001, the Company granted to its Chairman 4,000 nonqualified stock options with exercise prices equal to the stock's market price on the dates of grant (2,000 at $156.00 and 2,000 at $165.00). All such options are exercisable for five years from the date of grant and remain outstanding at December 31, 2002. Each stock option grant was determined by the Board of Directors separately and not as part of an agreed plan or contractual obligation. The Company has not committed itself to future stock option grants and no shares have been set aside for such purpose.

                               COMPENSATION PLANS
401K PLAN

         The Company has adopted a 401K Plan. Under the plan, all full time employees who have been employed for 1 year (1,000 hours) and have attained 21 years of age are eligible. Eligible employees may elect to contribute to the plan up to $11,000.00 annually.

         The Company will match the employee contribution at the rate of 25% of the employee contribution, provided that the Company will make no matching contribution on the amount of the employee contribution which is in excess of 6% of the employee compensation.

         In 2002, the Company made a discretionary contribution of $1,200 for each eligible employee.

         Participants are 100% vested in their contribution at all times. Vesting in Company contribution accrues at the rate of 20% per year, provided that the employee is fully vested at death, disability, attaining age 65 or termination of plan. Participants may self-direct investments in funds controlled by the trustee. Taxes on contributions and earnings are deferred.

         Withdrawal of vested Company contributions may occur when participant's employment terminates or when participant retires, retires due to disability, dies or incurs a hardship and when participant reaches 59 1/2 years of age (provided participant is fully vested).

         During the year ending December 31, 2002, the Company's matching contributions under the plan on behalf of Mr. Kemper were $1,200; on behalf of Mr. Willard were $3,950; on behalf of Mr. Harvey were $1,414; on behalf of Ms. Allinder were $2,146; on behalf of Mr. Kerr were $3,155; on behalf of Mr. Ellerman were $2,625; and on behalf of all present executive officers of Company as a group were $14,490.

                               STOCK PURCHASE PLAN

         Effective July 1, 1990, the Company adopted a Stock Purchase Plan for non-employee directors. The Plan permits the non-employee directors to elect to have their director fees retained by the Company in a special account. The Company will annually add to the special accounts 25% of the amount contributed by each participating director. Semi-annually, the funds in each participant's account shall be used to purchase common stock of the Company at the last known sale price and the stock shall be distributed to participants. For the calendar year ending December 31, 2002, the amounts contributed to each non-employee director's special account and the stock subsequently acquired by each such director is as follows:


                             Amount                                  Shares
   Director                Contributed      Company 25%             Acquired
David W. Kemper              $3,750          $  937.50                 27
Jonathan M. Kemper            4,000           1,000.00                 28
Brian D. Everist              3,750             937.50                 27
William E. Quirk              4,000           1,000.00                 28

         Each non-employee director elected to participate in the Stock Purchase Plan effective July 1, 1990 and received Company stock in lieu of the compensation as set forth above.

                                  TRANSACTIONS

         James M. Kemper, Jr., David W. Kemper and Jonathan M. Kemper beneficially own approximately 8.1% of Commerce Bancshares, Inc., parent of Commerce Bank. David W. Kemper is Chairman of the Board and President of Commerce Bancshares, Inc. and Commerce Bank. Jonathan M. Kemper is Director and Vice Chairman of the Board of Commerce Bank and of Commerce Bancshares, Inc.

         During 2002, the Company performed construction work for Commerce Bank, and the Company leased office space, parking space and lots to Commerce Bank. For the year 2002, the Company received rents, utility charge reimbursement and construction payments from Commerce Bank of $4,387,429. The Company provided steam, commercial office building management, parking, parking facility management and services to Commerce Holdings, LLC, and Commerce Bank, N.A. (MO), both subsidiaries of Commerce Bancshares, Inc. For said services, the Company received $1,482,142 during the year 2002. Each of the services provided by the Company and the amount of payment was the result of arms-length negotiations.

         The Company has a line of credit of $12,490,000 with Commerce Bank. The line of credit has been used to fund letters of credit on Hillsborough Apartments ($65,000) and Real Estate Bond Issue ($6,656,000). The balance of the line of credit as of February 18, 2003, was $1,169,000.

                             AUDIT COMMITTEE REPORT

         The Audit Committee is composed of three Directors, who are Brian Everist, Chairman, Jonathan Kemper and William Quirk. Two of the members, Messrs. Everest and Quick, are independent as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee's function is to oversee and monitor the financial reporting process of the Company. The Audit Committee has not adopted a written charter. The Committee had two meetings during 2002. The Audit Committee has reviewed and met with the Company's financial management team and with the Company's independent auditors to review the audited financial statements and other relevant matters.

         The Audit Committee recommended to the Board of Directors the engagement of KPMG LLP as independent auditors and reviewed with the Company's financial managers and independent auditors the overall audit scopes and plans, the results of audit examinations, evaluations by the auditors of the Company's internal controls and the quality of the Company's financial reporting.

         The Audit Committee reviewed and discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Committee has received from the independent auditors the written disclosures and the letter required to be delivered by them under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the independent auditors and the Company that might bear on the auditors' independence. The Committee has reviewed the materials received from the independent auditors, has met with their representatives to discuss the independence of the auditing firm, and has satisfied itself as to the auditors' independence. The Committee considered whether the non-audit services in the categories of Financial Information Systems Design and Implementation and All Other Fees were compatible with maintaining the principal accountant's independence, and determined that they were.

         The Audit Committee acts only in an oversight capacity, and in so doing, relies on the work and assurances of the Company's management and its independent auditors.

         Based on the reviews and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in its annual report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

         Brian Everist, Chairman
         Jonathan Kemper
         William Quirk

                             ACCOUNTING INFORMATION

         KPMG LLP has been appointed independent public accountants to examine the consolidated financial statements of the Company for 2003.

         A representative of KPMG LLP will be available to make statements concerning the audit and to answer any questions presented from the floor. The Audit Committee recommended and the Board of Directors selected KPMG LLP as the Company's independent public accountants for 2003.

         The Audit Committee and the Board of Directors of Company considered and unanimously determined that the performance by KMPG LLP of audit services for the Company is compatible with KMPG having performed non-audit services, including tax services and a segregation study for depreciation allocation.

                                   AUDIT FEES

         KMPG LLP billed us an aggregate of $42,750 in fees for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2002 and for their reviews of the financial statements included in our Form 10-Q reports filed with the SEC during the year ended December 31, 2002.


                      FINANCIAL INFORMATION SYSTEMS DESIGN
                             AND IMPLEMENTATION FEES

     KMPG LLP billed us for no professional fees rendered for information technology services relating to financial information systems design and implementation during 2002.

                                 ALL OTHER FEES

     In 2002, KMPG LLP billed us an aggregate of $16,035 in fees for all other services (including tax-related services) rendered during that year.

                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 2004 annual meeting must be received at the Company's office, Suite 100, Commerce Tower, Kansas City, Missouri 64105, not later than November 10, 2003, to be included in the proxy statement and on the proxy form.

                                  OTHER MATTERS

         The Board of Directors has no standing compensation or nominating committees or committees performing similar functions. During the past fiscal year the Company held four regular and no special Board of Directors meetings. Each director, except for salaried officers, was entitled to $250.00 for each meeting attended, plus $3,000.00 annually.

         The Company will furnish to any person who was a stockholder on February 18, 2003 (without charge) a copy of the Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission upon such person's written request for the same, which request must contain a good faith representation that, as of February 18, 2003 such person was a beneficial owner of securities entitled to vote at such meeting. The request should be directed to Mr. Robert C. Harvey, III, Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105.

         The management does not know of any matter of business to come before the meeting other than that referred to in the notice of meeting, but it is intended that as to any such other matter of business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the persons or persons voting the same.

                                              By Order of the Board of Directors
                                              ROBERT C. HARVEY, III
                                              Secretary
March 4, 2003

                            TOWER PROPERTIES COMPANY
                       100 Commerce Tower, 911 Main Street
                           Kansas City, Missouri 64105

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Kemper, Jr., Thomas R. Willard, and Robert C. Harvey, III, or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tower Properties Company held of record by the undersigned on February 18, 2003 at the annual meeting of stockholders to be held on April 09, 2003 or any adjournment thereof.

1. / / ELECTION OF TWO CLASS II DIRECTORS          / / WITHHOLD AUTHORITY
       FOR all nominees listed below       to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                     David W. Kemper and Brian D. Everist

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.







Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                DATED:                                2003.
                                      -------------------------------,


                                --------------------------------------------
                                Signature


                                --------------------------------------------
                                Signature if held jointly


                                --------------------------------------------
                                   PLEASE MARK, DATE AND RETURN THE PROXY
                                       CARD PROMPTLY USING THE ENCLOSED
                                                 ENVELOPE.
                                --------------------------------------------